UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FXCM INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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August 4, 2015

Dear Fellow Shareholders:

On behalf of the Board of Directors, I cordially invite you to attend a Special Meeting of Shareholders of FXCM Inc. (the “Special Meeting”), to be held at 11:00 a.m. (EDT) on September 21, 2015. We are very pleased that this Special Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting  www.virtualshareholdermeeting.com/FXCM15SM . You will also be able to vote your shares electronically at the Special Meeting.

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company. Hosting a virtual meeting will enable increased shareholder attendance and participation since shareholders can participate from any location around the world.

We are also very pleased to continue to utilize the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet. We believe that the e-proxy process will expedite our shareholders’ receipt of proxy materials, lower the costs of distribution and reduce the environmental impact of our Special Meeting. As a result, most shareholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) and others will receive paper copies of the Proxy Statement, the proxy card and our Annual Report. In accordance with this rule, we are sending the Notice on or about August 12, 2015 to shareholders of record at the close of business on July 29, 2015. The Notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the Notice as well as in the attached Proxy Statement.

Attached to this letter are a Notice of Special Meeting of Shareholders and Proxy Statement, which describe the business to be conducted at the Special Meeting. Whether you vote your shares by proxy on the Internet, by telephone or by completing, signing and promptly returning a proxy card, or by attending the Special Meeting, it is important that your shares be represented and voted at the meeting.

Thank you for your continued support of FXCM Inc.

Sincerely,

Drew Niv
Chairman of the Board of Directors and
Chief Executive Officer

FXCM INC.
55 Water Street, 50th Floor
New York, NY 10041
Telephone: (646) 432-2986

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TIME	11:00 a.m. (EDT) on September 21, 2015

PLACE	Online at www.virtualshareholdermeeting.com/FXCM15SM .

ITEMS OF BUSINESS	1.	To approve the filing of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding Class A common stock by a ratio of one-for-ten at any time prior to September 21, 2016.

	2.	To consider and act upon such other business as may properly come before the Special Meeting of Shareholders and any adjournments or postponements thereof.

The Board of Directors recommends that you vote FOR proposal (1).

RECORD DATE	You may vote at the Special Meeting of Shareholders if you were a shareholder of record at the close of business on July 29, 2015.

ANNUAL REPORT	A copy of our Annual Report is available at www.proxyvote.com .

VIRTUAL MEETING ADMISSION	Shareholders of record as of July 29, 2015, will be able to participate in the Special Meeting by visiting www.virtualshareholdermeeting.com/FXCM15SM. To participate in the Special Meeting, you will need the 12-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials. The Special Meeting will begin promptly at 11:00 a.m., EDT. Online check-in will begin at 10:50 a.m., EDT, and you should allow ample time for the online check-in procedures.

VOTING BY PROXY	To ensure your shares are voted, you may vote your shares over the Internet, by telephone or, if you have received a printed copy of the proxy materials from us by mail, by completing, signing and returning the enclosed proxy card by mail. Internet and telephone voting procedures are described on page 3 of the Proxy Statement for the Special Meeting of Shareholders and on the proxy card. For shares held through a bank, broker or other nominee, you may vote by submitting voting instructions to your bank, broker or other nominee. You will receive information from your bank, broker or other nominee on how to submit voting instructions.

Whether or not you plan to attend the Special Meeting of Shareholders, please vote electronically or by telephone or, if you have received a paper copy of the proxy materials, please sign and date the enclosed proxy card and return it promptly.  If shares are held through a bank, broker or other nominee, you may vote by submitting voting instructions to your bank, broker or other nominee. You may revoke a previously delivered proxy at any time prior to the Special Meeting.  Any shareholder as of the record date may vote at the Special Meeting, thereby canceling any previous proxy, provided that if your shares are held through a bank, broker or other nominee you will need to obtain a proxy, executed in your favor, from the shareholder of record (bank, broker or other nominee) to be able to vote at the Special Meeting.

By Order of the Board of Directors
/s/ David S. Sassoon
David S. Sassoon
General Counsel and Secretary

This Notice of Special Meeting and the Proxy Statement are being distributed or made available, as the case may be,
on or about August 12, 2015.

FXCM INC.
55 Water Street, 50th Floor
New York, NY 10041
Telephone: (646) 432-2986

PROXY STATEMENT
Special Meeting of Shareholders
September 21, 2015
11:00 A.M. (EDT)

GENERAL INFORMATION

Why am I being provided with these materials?

We have made the Notice of Internet Availability of Proxy Materials (the “Notice”), this proxy statement (this “Proxy Statement”) and our 2014 Annual Report which includes our Annual Report on Form 10-K for the year ended December 31, 2014 (collectively, the “Proxy Materials”) available to you on the Internet or, upon your request, you may have printed versions of the Proxy Materials delivered to you by mail in connection with the solicitation by the Board of Directors (the “Board of Directors” or “Directors”) of FXCM Inc. of proxies to be voted at our Special Meeting of Shareholders to be held on September 21, 2015 (the “Special Meeting”), and at any adjournments or postponements of the Special Meeting. Directors, officers and other Company employees also may solicit proxies by telephone or otherwise. Banks, brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and, if they request, will be reimbursed for their reasonable expenses. You are invited to attend the Special Meeting and vote your shares.

References in this Proxy Statement to “FXCM,” “Company,” “we,” “us” and “our” refer to FXCM Inc. and our consolidated subsidiaries, unless the context requires otherwise.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide shareholders access to our Proxy Materials over the Internet. We believe that the e-proxy process will expedite our shareholders’ receipt of the Proxy Materials, lower the costs of distribution and reduce the environmental impact of the Special Meeting. Accordingly, we are sending the Notice on or about August 12, 2015 to shareholders of record entitled to vote at the Special Meeting. All shareholders will have the ability to access the proxy materials at  www.proxyvote.com  and download printable versions of the Proxy Materials or request and receive a printed set of the Proxy Materials from us. Instructions on how to access the Proxy Materials over the Internet or to request a printed copy from us may be found on the Notice.

What will I need in order to attend the Special Meeting?

You may attend the Special Meeting live via the Internet by visiting www.virtualshareholdermeeting.com/FXCM15SM. To participate in the Special Meeting, you will need the 12-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials. The Special Meeting will begin promptly at 11:00 a.m., Eastern Time. Online check-in will begin at 10:50 a.m., Eastern Time, and you should allow ample time for the online check-in procedures.

You may vote shares held through a bank, broker or other nominee at the Special Meeting only if you obtain a proxy, executed in your favor, from the record holder (bank, broker or other nominee) giving you the right to vote the shares.

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What am I voting on?

The proposals scheduled to be voted on at the Special Meeting are as follows:

	Description	Board’s Voting Recommendation	Page Reference
Proposal 1	To approve the filing of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding Class A common stock by a ratio of one-for-ten at any time prior to September 21, 2016.	FOR the Reverse Stock Split	8

With respect to any such other business as may properly come before the Special Meeting of Shareholders and any adjournments or postponements thereof, the Board of Directors recommends that you vote your shares in accordance with the discretion of the holders of the proxy.

Who is entitled to vote?

Holders of Class A common stock of FXCM and Class B common stock of FXCM as of the close of business on July 29, 2015, (the “Record Date”) may vote at the Special Meeting or any adjournments or postponements thereof.

What constitutes a quorum?

The holders of a majority of the voting power of the issued and outstanding shares of stock entitled to vote must participate in the Special Meeting or be represented by proxy to constitute a quorum for the Special Meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” (as defined below) also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares through a bank, broker or other nominee (in “street name”) and do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote (a “broker non-vote”).

How many votes do I have?

If you are a holder of our Class A common stock, then you are entitled to one vote at our Special Meeting for each share of our Class A common stock that you held as of the close of business on the Record Date. If you are a holder of our Class B common stock, then you are entitled to a number of votes at our Special Meeting that is equal to the number of units in FXCM Holdings, LLC (“Holdings Units”) held by you on the Record Date, regardless of the number of shares of Class B common stock held by you. All matters on the agenda for our Special Meeting will be voted on by the holders of our shares of Class A common stock and Class B common stock voting together as a single class.

As of July 29, 2015, we had 52,926,664 shares of Class A common stock outstanding that will carry an aggregate of 52,926,664 votes and 31 shares of Class B common stock outstanding that will carry an aggregate of 29,420,974 votes (i.e., a number of votes that is equal to the number of outstanding Holdings Units, not including those held by FXCM Inc.) for a total of 82,347,638 votes.

What is an Abstention?

An abstention is a shareholders affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results of any of the proposals and, therefore, do not affect these proposals.

What Is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Action Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company. If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

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How do I vote my shares?

Your vote is very important. Regardless of whether you plan to attend the Special Meeting, we hope you will vote as soon as possible. You may vote your shares over the Internet, by telephone or by mail. In all cases, you should have your proxy card or voting instruction form on hand and follow the instructions:

•	By Internet — Visit www.proxyvote.com.

•	By Telephone — Call 1-800-690-6903.

•	By Mail — Complete, sign and date your proxy card and return by mailing or otherwise returning the proxy card in the envelope provided to you.

If you hold your shares in street name you may also submit voting instructions to your bank, broker or other nominee. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Please refer to the information from your bank, broker or other nominee on how to submit voting instructions.

Internet and telephone voting facilities will close at 11:59 p.m. (EDT) on September 20, 2015 for the voting of shares held by shareholders of record or held in street name.

Mailed proxy cards with respect to shares held of record or in street name must be received no later than September 20, 2015.

How many votes are required to approve each proposal?

A majority of the affirmative votes cast at the Special Meeting will determine the approval of the Reverse Stock Split.

How are votes counted?

Abstentions and Withheld Votes:   For the approval of the Reverse Stock Split, abstentions will not be counted as votes “for” or “against” against the Reverse Stock Split, and, as a result, will have no effect on the outcome of this proposal.

Broker Non-Votes :  Broker non-votes occur when shares held in street name are not voted with respect to a proposal because (1) the bank, broker or other nominee has not received voting instructions from the shareholder who beneficially owns the shares; and (2) the bank, broker or other nominee lacks the authority to vote the shares at his/her discretion. Under current NYSE interpretations that govern broker non-votes, the vote to approve the Reverse Stock split is considered a discretionary matter and a bank, broker or other nominee will be permitted to exercise his/her discretion. This NYSE rule governs all banks, brokers and other nominees. Consequently, this rule affects all public companies that have shares held in street name.

If you simply sign and submit your proxy card without voting instructions, your shares will be voted as recommended by the Board of Directors “FOR” the Reverse Stock Split. With respect to any other matters that may be voted on at the Special Meeting or any adjournments or postponements thereof, if you simply sign and submit your proxy card without voting instructions, your shares will be voted in accordance with the discretion of the holders of the proxy.

Which Proposals Are Considered “Routine” or “Non-Routine”?

The approval of Reverse Stock Split is considered a routine matter for which brokers are permitted to vote shares without customer direction.

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Who will count the votes?

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and David S. Sassoon, General Counsel and Secretary of the Company, will act as Inspector of Elections.

What does it mean if I receive more than one Notice on or about the same time?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote by Internet or telephone, vote once for each Notice you receive.

May I change my vote or revoke my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a shareholder of record, you may change your vote and revoke your proxy by:

•	Sending a written statement to that effect to the Secretary of the Company, provided such statement is received no later than September 20, 2015;

•	Voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (EDT) on September 20, 2015;

•	Submitting a properly signed proxy card with a later date that is received no later than September 20, 2015; or

•	Attending the Special Meeting, revoking your proxy and voting.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy by attending the Special Meeting, provided that if your shares are held in street name you will need to obtain a proxy, executed in your favor, from the shareholder of record (bank, broker or nominee) to be able to vote at the Special Meeting. We will honor the proxy with the latest date. However, no revocation will be effective unless we receive notice of such revocation at or prior to the Special Meeting. For those shareholders who submit a proxy electronically or by telephone, the date on which the proxy is submitted in accordance with the instructions listed on the Notice or proxy card is the date of the proxy.

Could other matters be decided at the Special Meeting?

As of the date this Proxy Statement, we do not know of any matters to be raised at the Special Meeting other than those referred to in this Proxy Statement.

If other matters are properly presented at the Special Meeting for consideration and you are a shareholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees (for no additional compensation) or by telephone, electronic transmission and facsimile transmission.

Is my vote confidential?

Proxy cards and voting tabulations that identify individual shareholders are mailed or returned directly to the Inspectors of Election and handled in a manner that protects your voting privacy. Your vote will not be disclosed EXCEPT:

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•	as needed to permit the Inspectors of Election to tabulate and certify the vote;

•	as required by law; or

•	in limited circumstances such as a proxy contest in opposition to the Board of Directors.

In addition, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

Will the Special Meeting be webcast?

The Special Meeting will be webcast to any and all interested parties by visiting our website at www.fxcm.com under Investor Relations. You will not be able to vote your shares electronically or submit questions during the webcast.

How can I find out the Results of the Voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the meeting.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

Members of the Board of Directors and executive officers of the Company do not have any interest in any proposal that is not shared by all other shareholders of the Company.

Company information and mailing address

FXCM was incorporated under Delaware law on August 10, 2010. FXCM is a holding company and its only material asset is a controlling interest in FXCM Holdings, LLC (“Holdings”). FXCM’s Class A common stock trades on the NYSE under the symbol “FXCM.” Our principal executive offices are located at 55 Water Street, 50th Floor, New York, NY 10041. Our telephone number is (646) 432-2986. Our website address is  www.fxcm.com . Information on our website is not incorporated into this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 21, 2015:    The Notice, this Proxy Statement and our 2014 Annual Report (which includes our Annual Report on Form 10-K for the year ended December 31, 2014) are available at  www.proxyvote.com.  In addition, if you have not received a copy of the Proxy Materials and would like to receive one for the Special Meeting or for future shareholder meetings, you may request printed copies as follows:

•	By Internet : go to www.proxyvote.com and follow the instructions;

•	By telephone : call 1-800-690-6903 free of charge and follow the instructions; or

•	By e-mail : send an e-mail message to sendmaterial@proxyvote.com. Please send a blank e-mail and put the 12-digit control number located in your Notice in the subject line.

OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of shares of our Class A and Class B common stock and of Holdings Units as of July 13, 2015 by (1) each person known to us to beneficially own more than 5% of any class of the outstanding voting securities of FXCM Inc., (2) each of our Directors and Named Executive Officers and (3) all of our Directors and executive officers as a group. Beneficial ownership is determined in accordance with SEC rules.

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	Class A common stock Beneficially Owned (1)		Holdings Units Beneficially Owned (1)		Class B common stock Beneficially Owned (2)	Combined Voting Power (3)
Name of Beneficial Owner	Number	% of Class A	Number	%	Number	%
Directors and Named Executive Officers
William Ahdout (4)	—	—	2,727,831	3.31%	1	3.31%
James G Brown (5)	164,084	*	—	—	—	*
Robin Davis (6)	45,836	*	—	—	—	*
Perry Fish (7)	64,084	*	—	—	—	*
Kenneth Grossman (8)	—	—	313,692	*	1	*
Arthur Gruen (9)	64,084	*	—	—	—	*
Robert Lande (10)	175,550	*	—	—	—	*
Eric LeGoff (11)	64,084	*	80,000	*	1	*
Drew Niv (12)	—	—	8,874,900	10.78%	1	10.78%
David Sakhai (13)	—	—	5,951,972	7.23%	1	7.23%
Ryan Silverman (14)	34,731	*	—	—	—	*
Eduard Yusupov (15)	—	—	3,733,356	4.53%	1	4.53%
Directors and Executive Officers, as a group (17 persons)	612,453	1.15%	21,681,751	26.33%		26.91%

5% Shareholders
FMR LLC (16)	4,918,818	9.29%	—	—	—	5.97%
Matthew Wilhelm (17)	2,707,655	5.11%	—	—	—	3.28%
Leya Yusupov (18)	—	—	1,451,561	1.76%	1	1.76%
Mikhail Yusupov (18)	—	—	1,514,054	1.84%	1	1.84%

*	Represents less than 1%.

(1)	Subject to the terms of an exchange agreement, the Holdings Units are exchangeable for shares of our Class A common stock on a one-for-one basis, subject to adjustment. Beneficial ownership of Holdings Units reflected in this table has not been also reflected as beneficial ownership of shares of our Class A common stock for which such units may be exchanged. Percentage of Holdings Units beneficially owned treats Holdings Units held by FXCM Inc. as outstanding. As of July 13, 2015, we had 52,926,664 shares of Class A common stock outstanding that will carry an aggregate of 52,926,664 votes and 27 shares of Class B common stock outstanding that will carry an aggregate of 29,420,974 votes (i.e., a number of votes that is equal to the number of outstanding Holdings Units, not including those held by FXCM Inc.) for a total of 82,347,638 votes.

(2)	Currently, each holder of Class B common stock is entitled, without regard to the number of shares of Class B common stock held by such holder, to one vote for each Holdings Unit held by such holder.

(3)	Represents percentage of voting power of the Class A common stock and Class B common stock of FXCM voting together as a single class.

(4)	Consists of 2,727,831 Holdings Units and one share of Class B common stock held individually.

(5)	Consists of 100,000 shares of Class A common stock held individually and 64,084 shares of Class A common stock issuable pursuant to stock options that are or become exercisable within 60 days.

(6)	Consists of 45,836 shares of Class A common stock issuable pursuant to stock options that are or become exercisable within 60 days.

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(7)	Consists of 64,084 shares of Class A common stock issuable pursuant to stock options that are or become exercisable within 60 days.

(8)	Consists of 195,389 Holdings Units and one share of Class B common stock held individually by Mr. Grossman and 118,303 Holdings Units and one share of Class B common stock held by a trust for the benefit of Mr. Grossman’s family, for which Mr. Grossman’s wife serves as trustee.

(9)	Consists of 64,084 shares of Class A common stock issuable pursuant to stock options that are or become exercisable within 60 days.

(10)	Consists of 31,800 of Class A common stock individually owned and 143,750 shares of Class A common stock issuable pursuant to stock options that are or become exercisable within 60 days.

(11)	Consists of 80,000 Holdings Units and one share of Class B common stock held individually by Mr. LeGoff and 64,084 shares of Class A common stock issuable pursuant to stock options that are or become exercisable within 60 days.

(12)	Consists of 7,880,472 Holdings Units and one share of Class B common stock owned individually by Mr. Niv; 372,214 Holdings Units and one share of Class B common stock held by a trust for the benefit of Mr. Niv’s family, for which Mr. Niv’s wife serves as trustee; and 622,214 Holdings Units and two shares of Class B common stock held by trusts over which Mr. Niv is an investment advisor.

(13)	Consists of 3,856,369 Holdings Units and one share of Class B common stock owned individually by Mr. Sakhai and 2,095,603 Holdings Units and seven shares of Class B common stock held by trusts for the benefit of Mr. Sakhai’s family, for which Mr. Sakhai’s sister serves as trustee.

(14)	Consists of 34,734 shares of Class A common stock issuable pursuant to stock options that are or become exercisable within 60 days.

(15)	Consists of 3,733,356 Holdings Units and one share of Class B common stock held individually by Mr. Yusupov.

(16)	Information regarding FMR LLC was obtained from a Schedule 13G/A filed by FMR LLC with the SEC on February 13, 2015. The principal business address of FMR LLC is 245 Summer Street, Boston, MA 02210. FMR LLC has sole power to vote or direct the vote of 2,664,099 shares of our Class A common stock and sole power to dispose or to direct the disposition of 6,187,877 shares of our Class A common stock.

(17)	Consists of 2,229,206 shares of Class A common stock held directly by Mr. Wilhelm and 408,452 shares of Class A common stock held by Mr. Wilhelm as nominee and trustee. Mr. Wilhelm has no financial interest in any of the 408,452 shares held by him as nominee and trustee. The principal place of business of Mr. Wilhelm is 12th Floor, 30 Crown Place, London EC4A 2EB, United Kingdom.

(18)	Leya Yusupov and Mikhail Yusupov each beneficially owns 2,965,615 Holdings Units as co-trustees over trusts established for the benefit of the Yusupov family. The principal business address of Leya Yusupov is c/o FXCM Inc., 55 Water Street, 50th Floor, New York, New York 10041. The principal business address of Mikhail Yusupov is 111-55 77th Avenue, Apt 1F, Forest Hills, New York 11375.

SECTION 16( a ) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and Directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

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Based solely on our review of copies of such reports and written representations from our executive officers and Directors, we believe that our executive officers and Directors complied with all Section 16(a) filing requirements during fiscal year 2014, except that each of William Ahdout, David Sakhai, Eduard Yusupov, Perry Fish, Arthur Gruen, James G. Brown, Ryan Silverman, Robin Davis and Eric LeGoff   did not file one Form 4 reporting one transaction on a timely basis due to a Company administrative error. In addition, David Sakhai failed to timely file one Form 4 report disclosing one gift of shares made during fiscal year 2012.

PROPOSAL NO. 1 — APPROVAL OF REVERSE STOCK SPLIT

Our board of directors has adopted resolutions (1) declaring that submitting an amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split of our issued and outstanding Class A common stock, as described below, was advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our common stock for their approval.

The form of the proposed amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of our issued and outstanding Class A common stock will be substantially as set forth on  Appendix A  (subject to any changes required by applicable law) (the “Reverse Stock Split”).  If approved by our shareholders, the Reverse Stock Split proposal would permit (but not require) the Board of Directors to effect a reverse stock split of our issued and outstanding common stock at any time prior to September 21, 2016 by a ratio of one-for-ten.  In determining the ratio our board of directors considered, among other things, factors such as:

•	the continuing listing requirements of various stock exchanges;

•	the historical trading price and trading volume of our Class A common stock;

•	the number of shares of our common stock outstanding;

•	the then-prevailing trading price and trading volume of our Class A common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•	the anticipated impact of the particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

The Board of Directors reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its shareholders.

Upon execution of the Reverse Stock Split, every ten shares of our existing Class A common stock will be combined into one share of Class A common stock.  Any shareholders entitled to fractional shares shall receive cash in lieu of fractional shares.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

The Board of Directors is submitting the Reverse Stock Split to our shareholders for approval with the primary intent of increasing the market price of our Class A common stock to enhance our ability to meet the continuing listing requirements of NYSE MKT LLC (“NYSE”) and to make our Class A common stock more attractive to a broader range of institutional and other investors.  The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the Reverse Stock Split.  In addition to increasing the market price of our Class A common stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below.  Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our shareholders’ best interests.

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We believe that the Reverse Stock Split will enhance our ability to maintain our listing on the NYSE. NYSE requires, among other items, an initial bid price of least $3.00 per share and following initial listing, maintenance of a continued price of at least $1.00 per share. Reducing the number of outstanding shares of our Class A common stock should, absent other  factors, increase the per share market price of our Class A common stock, although we cannot provide any assurance that our minimum bid price would remain following the Reverse Stock Split over the minimum bid price requirement of the NYSE.

Additionally, we believe that the Reverse Stock Split will make our Class A common stock more attractive to a broader range of institutional and other investors, as we believe that the current market price of our Class A common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Class A common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  We believe that the Reverse Stock Split will make our Class A common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Class A common stock.

Reducing the number of outstanding shares of our Class A common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Class A common stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Class A common stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Class A common stock will increase following the Reverse Stock Split or that the market price of our Class A common stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our Class A common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Class A common stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Class A common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Risks and Potential Disadvantages Associated with the Reverse Stock Split

The primary purpose of the proposed Reverse Stock Split of our common stock is to combine the issued and outstanding shares of common stock into a smaller number of shares so that the shares of common stock will trade at a higher price per share than recent trading. Although the Company expects that the Reverse Stock Split will result in an increase in the market price of our common stock, the Reverse Stock Split may not increase the market price of our common stock in proportion to the reduction in the number of issued shares of common stock or result in the permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in the Company’s reports filed with the SEC. If the Reverse Stock Split is accomplished and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Even though the Board of Directors believes that the potential advantages of a Reverse Stock Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a Reverse Stock Split:

•	The reduced number of outstanding shares of common stock resulting from a Reverse Stock Split could adversely affect the liquidity of our common stock. Although the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

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•	A Reverse Stock Split may leave certain shareholders with one or more “odd lots,” which are stock holdings in amounts of fewer than 100 shares of common stock. These odd lots may be more difficult to sell than shares of common stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the Reverse Stock Split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling odd lots created by the Reverse Stock Split.

•	There can be no assurance that the market price per share of common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of common stock outstanding before the Reverse Stock Split.

•	The increase in the ratio of authorized but unissued shares of common stock to issued shares of common stock resulting from the Reverse Stock Split may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our certificate of incorporation or bylaws.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our shareholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.  The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by our board of directors based on its evaluation as to when such action will be the most advantageous to the Company and our shareholders.  In addition, our board of directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Certificate of Incorporation, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split.  If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business on September 21, 2016, our board of directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Class A common stock

Upon execution of the Reverse Stock Split, if any, every ten shares of existing Class A common stock will be combined into one new share of Class A common stock.  The table below shows, as of the Record Date, the number of outstanding shares of Class A common stock (excluding Treasury shares) that would result from the Reverse Stock Split (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Class A common stock Following the Reverse Stock Split
1-for-10	5,292,666

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the amount of shares issued and outstanding at that time.

The Reverse Stock Split will affect all holders of our Class A common stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Class A common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of fractional shares. In addition, the Reverse Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares). The Reverse Stock Split would not alter the number of shares of the Company’s authorized common stock.

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The proposed Reverse Stock Split will not alter the relative rights and preferences of existing shareholders. All issued and outstanding shares of common stock will remain fully paid and non-assessable after the Reverse Stock Split. The number of shareholders of record would not be affected by the Reverse Stock Split.

The implementation of the Reverse Stock Split will result in an increased number of authorized shares of Class A common stock available for issuance. The resulting increase in such availability in the authorized number of shares of Class A common stock could have a number of effects on the Company's shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase in available authorized shares for issuance could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Additionally, because holders of Class A common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of authorized Class A common stock that will become newly available as a result of the implementation of the Reverse Stock Split will reduce the current shareholders' percentage ownership interest in the total outstanding shares of Class A common stock.

The Company may issue the additional shares of authorized Class A common stock that will become available as a result of the Reverse Stock Split without the additional approval of its shareholders.

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of Class A common stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Class A common stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.  After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.  Our Class A common stock will continue to be listed on the NYSE under the symbol “FXCM”, subject to any decision of our Board of Directors to list our securities on another stock exchange.

Effect of the Reverse Stock Split on Beneficial Holders of Class A common stock (i.e. shareholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Class A common stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split.  Shareholders who hold shares of our Class A common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

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Effect of the Reverse Stock Split on Registered “Book-Entry” Holders of Class A common stock (i.e. shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Class A common stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These shareholders do not have stock certificates evidencing their ownership of the Class A common stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Class A common stock, subject to adjustment for treatment of fractional shares.

Effect of the Reverse Stock Split on Holders of Certificated Shares of Class A common stock

Shareholders holding shares of our Class A common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time.  The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our Class A common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Class A common stock (the “New Certificates”).  No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.  Shareholders will then receive a New Certificate(s) representing the number of whole shares of Class A common stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below.  Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Class A common stock to which these shareholders are entitled, subject to the treatment of fractional shares.  Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities including Holding Units held by holders or our Class B common stock, entitling the holders to purchase, exchange for, or convert into, shares of Class A common stock.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Class A common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares.

Fractional Shares

No scrip or fractional shares would be issued if, as a result of the reverse stock split, a stockholder would otherwise become entitled to a fractional share. Instead, we would pay to the stockholder, in cash, the value of any fractional share arising from the reverse stock split. The cash payment would equal the closing sale price per share of our common stock as reported on the NYSE on the last trading day preceding the effective date of the reverse stock split multiplied by the number of shares of pre-split common stock held by the stockholder that would otherwise have been exchanged for such fractional share. No transaction costs would be assessed to stockholders for the cash payment. Stockholders would not be entitled to receive interest for their fractional shares.

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Shares of common stock held in registered form (that is, stock held by you in your own name in the Company’s stock register records maintained by our transfer agent) and stock held in ‘‘street name’’ (that is, stock held by you through a brokerage firm, bank, broker-dealer, or other similar organization) for the same investor will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our common stock per share, which will remain $0.01 par value per share for each of our Class A common stock and Class B common stock.  As a result, as of the Effective Time, the stated capital attributable to Class A common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of Class A common stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Class A common stock:

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Class A common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Class A common stock (a “U.S. holder”).  A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Class A common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Class A common stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Class A common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Class A common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

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U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, a shareholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Class A common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING CLASS A COMMON STOCK.

SHAREHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS

If any shareholder wishes to propose a matter for consideration at our 2016 Annual Meeting of Shareholders, the proposal should be mailed by certified mail return receipt requested, to the Secretary of the Company, FXCM Inc., 55 Water Street, 50th Floor, New York, NY 10041.

To be eligible under the SEC’s shareholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2016 Annual Meeting Proxy Statement and form of proxy to be made available in April 2015, a proposal must be received by the Secretary of the Company on or before December 29, 2015.

For nominations or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company, and, in the case of business other than nominations of persons for election to the Board of Directors, such other business must constitute a proper matter for shareholder action. To be timely, a shareholder’s notice complying with the requirements set forth in our Amended and Restated By-Laws must be delivered to the Secretary of the Company at the principal executive offices of FXCM Inc. not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s Annual Meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20) days, or delayed by more than seventy (70) days, from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 120 th day prior to such annual meeting and not later than the close of business on the later of the 90 th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a shareholder’s notice. Notwithstanding anything in this section to the contrary, if the number of Directors to be elected to the Board of Directors is increased and there is no public announcement by the Company naming all of the nominees for Director or specifying the size of the increased Board of Directors at least eighty (80) days prior to the first anniversary of the prior year’s annual meeting of shareholders, then a shareholder’s notice required by this section shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary of the Company at the principal executive offices of FXCM Inc. not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company; provided that, if no such announcement is made at least ten (10) days before the meeting, then no such notice shall be required. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Amended and Restated By-Laws. The proxy solicited by the Board of Directors for the 2016 Annual Meeting of Shareholders will confer discretionary authority to vote as the proxy holders deem advisable on such shareholder proposals which are considered untimely.

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HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of the Proxy Materials by contacting the Secretary of the Company, FXCM Inc., 55 Water Street, 50th Floor, New York, NY 10041, (646) 432-2241.

FORM 10-K

The Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 with the SEC on March 16, 2015.  Shareholders may obtain a copy of this report, including financial statements and schedules thereto, without charge, on our Internet website at www.fxcm.com under Investor Relations: SEC Filings, or by writing to the Secretary of the Company, at the Company’s principal executive offices at 55 Water Street, 50th Floor, New York, NY 10041 .

OTHER BUSINESS

The Board of Directors does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,
/s/ David S. Sassoon
David S. Sassoon
General Counsel and Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.fxcm.com ) and click on Investor Relations: SEC Filings. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including financial statements and schedules thereto, filed with the SEC, are also available without charge to shareholders upon written request addressed to:

Secretary of the Company
55 Water Street, 50th Floor
New York, NY 10041

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Appendix A

Certificate of Amendment

of

Certificate of Incorporation

of FXCM Inc.

FXCM Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: The name of the Corporation is FXCM Inc. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was August 10, 2010.

SECOND: The Board of Directors of the Corporation duly adopted resolutions setting forth proposed amendments (“Certificate of Amendment”) to the Corporation’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), declaring said amendments to be advisable and directing that said amendments be submitted to the shareholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that Article IV of the Corporation’s Certificate of Incorporation shall be amended by adding the following Subsection (B) to the end of Article IV, Subsection 4.3 of the Certificate of Incorporation, which reads as follows, subject to compliance with applicable law

“(B) Reverse Stock Split.

Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this amendment to the Corporation’s Certificate of Incorporation, each ten (10) shares of Class A common stock issued and outstanding immediately prior to the Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Class A common stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, we would pay to the stockholder, in cash, the value of any fractional share arising from the reverse stock split. Each certificate that immediately prior to the Effective Time represented shares of Class A common stock (“Old Certificates”), shall thereafter represent that number of shares of Class A common stock into which the shares of Class A common stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.”

THIRD: The aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

FOURTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

FIFTH: This Certificate of Amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed Drew Niv, its Chief Executive Officer, this ____ day of ______, 2015.

FXCM INC.
By:
Name: Drew Niv
Title: Chief Executive Officer

FXCM INC.
55 WATER STREET
NEW YORK, NY 10041

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FXCM15SM**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M95308-S35421 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FXCM INC.

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Form 10-K Wrap are available at www.proxyvote.com.

M95309-S35421

FXCM INC.
Special Meeting of Shareholders
September 21, 2015 11:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Dror Niv and David S. Sassoon, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A or Class B Common stock of FXCM INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 11:00 AM, on September 21, 2015 and any adjournment or postponement thereof. The undersigned shareholder of FXCM INC. acknowledges receipt of the Notice of Special Meeting of Shareholders to be held on Monday, September 21, 2015, via Internet at www.virtualshareholdermeeting.com/FXCM15SM.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side